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                                                               EXHIBIT 23.1




                     CONSENT OF INDEPENDENT ACCOUNTANTS
                     ----------------------------------


We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (Nos. 333-76505, 333-41568 and 333-89659) of Toyota
Motor Credit Corporation of our report dated October 31, 2000 relating to the financial statements and financial statement schedules, which appears in this Form 10-K.


/S/ PRICEWATERHOUSECOOPERS LLP



Los Angeles, California
December 20, 2000